                                                                Exhibit 10.1

                                                              EXECUTION COPY

                              SECOND AMENDMENT
                                     TO
                              CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated
                                                          ---------
as of July 20, 2006, among GRAYBAR ELECTRIC COMPANY, INC., a New York corporation (the "Borrower"), certain Material Domestic Subsidiaries of the
                  --------
Borrower as may from time to time become parties to this Amendment (the "Guarantors"), the Lenders identified on the signature pages hereto as the
 ----------
existing Lenders (the "Existing Lenders"), the Lenders identified on the
                       ----------------
signature pages hereto as the new Lenders (the "New Lenders", and together
                                                -----------
with the Existing Lenders, the "Lenders") and WACHOVIA BANK, NATIONAL
                                -------
ASSOCIATION, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").
               --------------------

                                  RECITALS
                                  --------

         WHEREAS, the Borrower, the Guarantors, the Existing Lenders and the Administrative Agent, are party to that certain 364-Day Credit Agreement dated as of July 22, 2004 (as amended by that certain First Amendment to Credit Agreement dated as of July 21, 2005, and as further amended or modified prior to the date hereof, the "Existing Credit Agreement"). Unless
                                        -------------------------
otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

         WHEREAS, the Borrower has requested to extend the Revolving Commitment Termination Date for an additional 364-day period, and certain Existing Lenders have agreed to extend their respective Revolving
Commitments and amend the Existing Credit Agreement in accordance with such request and as provided herein.

         WHEREAS, the Borrower, the Existing Lenders and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby).

         WHEREAS, the Borrower and the Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                  AGREEMENT
                                  ---------

I.       AMENDMENTS TO EXISTING CREDIT AGREEMENT.

         Subject to the satisfaction of the conditions precedent set forth in Article IV, Section 3 below, from and after the Second Amendment Effective Date, the Existing Credit Agreement (together with the Schedules attached thereto) is hereby amended in the following respects:

         1. The Existing Credit Agreement is hereby amended by deleting each reference to "$100,000,000" therein and replacing it with a reference to "$150,000,000".

         2. The Existing Credit Agreement is hereby amended by deleting each reference to "ONE HUNDRED MILLION" therein and replacing it with a reference to "ONE HUNDRED FIFTY MILLION".

         3. Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of "Applicable Margin" by (i) replacing the first reference in the last paragraph thereof to "Level I" with a reference to "Level II", (ii) replacing the reference in the last paragraph thereof to "June 30, 2004" with a reference to "June 30, 2006" and (iii) deleting the pricing grid in its entirety and replacing it with the following:

------------------------------------------------------------------------------
                             Alternate
              Leverage       Base Rate        LIBOR Rate        Facility
  Level         Ratio          Margin           Margin             Fee
------------------------------------------------------------------------------
    I      > 3.00 to 1.0       0.50%            1.25%             0.50%
           -
------------------------------------------------------------------------------
    II     < 3.00 to 1.0 but   0.25%            1.15%             0.35%
             > 2.25 to 1.0
             -
------------------------------------------------------------------------------
    III    < 2.25 to 1.0 but   0.00%            0.95%             0.30%
             > 1.50 to 1.0
             -
------------------------------------------------------------------------------
    IV     < 1.50 to 1.0       0.00%            0.75%             0.25%
------------------------------------------------------------------------------

         4. Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of "Pro Forma Compliance Certificate" by (i) deleting the reference to "," immediately prior to the word "Interest" and replacing it with the phrase "and the" and (ii) deleting the phrase "and the Consolidated Tangible Net Worth".

         5. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

                  "Excluded Amount" shall mean collectively each of the
                   ---------------
         amounts set forth in the table below, provided that (i) for each
                                               -------- ----
         related "Site Location" the Excluded Amount shall not exceed (but can be equal to or less than) the amount set forth opposite such Site Location in the table below and (ii) for each related Site Location, either (A) the Excluded Amount must relate to the synthetic lease or other financing product in existence on the Closing Date with respect to such Site Location or (B) the Borrower must own such Site Location:

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


------------------------------------------------------------------------
Site Location                        Excluded Amount
-------------                        ---------------
------------------------------------------------------------------------
Stafford, TX                         $ 7,660,000
------------------------------------------------------------------------
Austell, GA                          $ 7,452,000
------------------------------------------------------------------------
Youngstown, OH                       $ 7,008,000
------------------------------------------------------------------------
Joliet, IL                           $ 9,917,744
------------------------------------------------------------------------
Tampa, FL                            $ 9,773,687
------------------------------------------------------------------------
Taunton, MA                          $ 9,793,000
------------------------------------------------------------------------
Maximum Excluded Amount:             $51,604,431
------------------------------------------------------------------------


         "Revolving Commitment Termination Date" shall mean July 19, 2007.
          -------------------------------------

         6. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the following definitions in their entirety: "Consolidated Tangible Net Worth", "Consolidated Total Liabilities" and ""Consolidated Total Tangible Assets".

         7. Section 4.2 of the Existing Credit Agreement is hereby amended by (i) deleting clause (f) in its entirety and (ii) replacing the reference to "(f)" in the last paragraph thereof with a reference to "(e)".

         8. Section 5.1 of the Existing Credit Agreement is hereby amended by deleting clause (c) in its entirety.

         9. Section 5.8 of the Existing Credit Agreement is hereby amended by deleting clause (c) in its entirety.

         10. Section 6.10 of the Existing Credit Agreement is hereby amended by deleting the language following clause (d) its entirety and replacing it with the following:

                  "unless (i) the aggregate amount of all Restricted Payments made during the period from and after the Second Amendment Effective Date to and including the date of the making of the Restricted Payment in question would not exceed the sum of (x) $20,000,000 plus (y) 50% of cumulative Consolidated Net Income for
                     ----
         such period (or less 100% of cumulative Consolidated Net Income incurred for such period if such Consolidated Net Income for such period is a deficit figure) plus (z) the aggregate Net Cash
                                     ----
         Proceeds of the issuance or sale of the Borrower's capital stock during such period and (ii) no Default or Event of Default shall have occurred or would occur as a result of such Restricted Payment. However, so long as no Event of Default shall have occurred and be continuing nothing herein shall restrict the Borrower's ability to (i) repurchase capital stock of the Borrower in an aggregate amount of up to $7,000,000 during the period from the Second Amendment Effective Date through the Revolving Commitment Termination Date and such repurchases of less than $7,000,000 shall not constitute Restricted Payments and (ii) make payments or optional prepayments with respect to the Senior Notes."

         11. The Schedules to the Existing Credit Agreement are hereby amended by deleting each of Schedule 2.1(a), Schedule 3.18, Schedule 6.1(b),
Schedule 6.2, Schedule 6.5 and Schedule 9.2 in their entirety and replacing each with the corresponding Schedules attached hereto as Exhibits A through Exhibit F, respectively.

II.      GUARANTORS

         From and after the Second Amendment Effective Date, by execution of this Amendment, each Person identified as a "Guarantor" on the signature pages hereto hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Existing Credit Agreement and a "Guarantor" for all purposes of the Existing Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Existing Credit Agreement (it being understood and agreed that as of the Second Amendment Effective Date the Borrower has no Material Domestic Subsidiaries, and therefore there are no "Guarantors" identified on the signature pages hereto). Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including without limitation (a) all of the representations and warranties set forth in Article III of the Existing Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Existing Credit Agreement. Without limiting the generality of the foregoing terms of this Article II, each Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Obligations in accordance with Article X of the Existing Credit Agreement.

III.     JOINDER OF NEW LENDERS

         From and after the Second Amendment Effective Date, each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended hereby) and shall have the rights and obligations of a Lender thereunder.

         Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreement (as amended hereby); (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Credit Agreement (as amended hereby) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees

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that it will perform in accordance with their terms all of the obligations that by the terms of the Existing Credit Agreement (as amended hereby) are required to be performed by it as a Lender; and (v) which is not a United States person shall have attached all forms required under Section 2.18(b) of the Existing Credit Agreement.

IV.      MISCELLANEOUS

         1.  Representations and Warranties. Each of the Credit Parties
             ------------------------------
represents and warrants to the Lenders and the Administrative Agent as follows:

             (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

             (ii) This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

             (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or Person is required in connection with the execution, delivery or performance by such Credit Party of this Amendment (except for those which have been obtained on or prior to the Second Amendment Effective Date and the filing of a Form 8-K with the SEC).

             (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Credit Documents in any manner, except as specifically set forth herein.

             (v) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

             (vi) The representations and warranties of the Credit
         Parties set forth in Article III of the Existing Credit Agreement are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

             (vii) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing on the date hereof which constitutes a Default or an Event of Default.

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

         2.  Effect of Amendment. Except as expressly modified and amended in
             -------------------
this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit
Agreement are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Existing Credit Agreement as amended hereby.

         3.  Conditions Precedent. This Amendment shall become effective as
             --------------------
of July 20, 2006 on the day (the "Second Amendment Effective Date") on which
                                  -------------------------------
each of the following conditions precedent has been satisfied:

             (a) Execution of Agreement. The Administrative Agent shall
                 ----------------------
         have received (i) counterparts of this Amendment, executed by a duly authorized officer of each party hereto and (ii) for the account of each Lender, Revolving Notes and for the account of the Swingline Lender, a Swingline Note.

             (b) Authority Documents. The Administrative Agent shall
                 -------------------
         have received the following:

                 (i) Articles of Incorporation. Copies of the
                     -------------------------
         articles of incorporation or other charter documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                 (ii) Resolutions. Copies of resolutions of the
                      -----------
         board of directors or the executive committee of each Credit Party approving and adopting the Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by an officer of such Credit Party as of the Second Amendment Effective Date to be true and correct and in force and effect as of such date.

                 (iii) Bylaws. A copy of the bylaws of each Credit
                       ------
         Party certified by an officer of such Credit Party as of the Second Amendment Effective Date to be true and correct and in force and effect as of such date.

                 (iv) Good Standing. Copies of (A) certificates of
                      -------------
         good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of such Credit Party and its Subsidiaries and (B) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                 (v) Incumbency. An incumbency certificate of each
                     ----------
         Credit Party certified by a secretary or assistant secretary to be true and correct as of the Second Amendment Effective Date.

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

             (c) Legal Opinions of Counsel. The Administrative Agent
                 -------------------------
         shall have received an opinion of Bryan Cave LLP and the General Counsel of the Borrower, in each case on behalf of the Credit Parties, dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

             (d) Fees and Expenses. The Administrative Agent shall have
                 -----------------
         received all fees and expenses owed by the Borrower to the Lenders and the Administrative Agent.

             (e) Officer's Certificate. The Administrative Agent shall
                 ---------------------
         have received a certificate executed by a Responsible Officer of the Borrower as of the Second Amendment Effective Date stating that immediately after giving effect to this Amendment, the other Credit Documents and all the transactions contemplated herein and therein to occur on such date, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects.

             (f) Additional Conditions to Revolving Loans. If a Loan is
                 ----------------------------------------
         made pursuant to Section 2.1 of the Existing Credit Agreement (as amended hereby), all conditions set forth in such Section shall have been satisfied.

             (g) Additional Conditions to Swingline Loan. If a Loan is
                 ---------------------------------------
         made pursuant to Section 2.3 of the Existing Credit Agreement (as amended hereby), all conditions set forth in such Section shall have been satisfied.

             (h) Additional Matters. All other documents and legal
                 ------------------
         matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         4.  Construction. This Amendment is a Credit Document executed
             ------------
pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement as amended hereby.

         5.  Counterparts. This Amendment may be executed in any number of
             ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         6.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
             -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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

         7.  Binding Effect. This Amendment, the Existing Credit Agreement as
             --------------
amended hereby and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof, and represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

         8.  Severability. If any provision of this Amendment is determined
             ------------
to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

                [Remainder of Page Intentionally Left Blank]

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


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                   GRAYBAR ELECTRIC COMPANY, INC.
--------
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


ADMINISTRATIVE AGENT:                       WACHOVIA BANK, NATIONAL ASSOCIATION,
--------------------                          as Administrative Agent

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


EXISTING LENDERS:                           WACHOVIA BANK, NATIONAL ASSOCIATION,
----------------                            as a Lender

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

[OTHERS]

                                            BANK OF AMERICA, N.A.
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            JPMORGAN CHASE BANK N.A.
                                            (SUCCESSOR BY MERGER TO BANK ONE,
                                            NA (MAIN OFFICE CHICAGO))
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            SUNTRUST BANK
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            U.S. BANK NATIONAL ASSOCIATION
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            NATIONAL CITY BANK OF THE MIDWEST
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            FIFTH THIRD BANK, A MICHIGAN
                                            BANKING CORPORATION
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            THE BANK OF NEW YORK
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            HARRIS N.A. (SUCCESSOR BY MERGER TO
                                            HARRIS TRUST AND SAVINGS BANK)
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            COMERICA BANK
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            COMMERCE BANK, N.A.
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            FIRST BANK
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title: